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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                October 12, 2000


                        Natural MicroSystems Corporation
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             (Exact Name of Registrant as Specified in its Chapter)


                                    Delaware
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                    (State of Incorporation or Organization)


        0-23282                                       04-2814586
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(Commission File Number)                   (I.R.S. Employer Identification No.)


       100 Crossing Boulevard, Framingham, Massachusetts               01760
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         (Address  of  Principal  Executive  Offices)                (Zip Code)


                                 (508) 620-9300
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              (Registrant's telephone number, including area code)


   Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      EXHIBITS

                  1.1 Convertible Debt Underwriting Agreement dated as of October 5, 2000 by and among Natural MicroSystems Corporation and each of Deutsche Bank Securities Inc., U.S. Bancorp Piper Jaffray Inc. and Dain Rauscher Incorporated.

                  4.1 Indenture dated as of October 11, 2000 by and between Natural MicroSystems Corporation and State Street Bank and Trust Company.

                  4.2 First Supplemental Indenture dated as of October 11, 2000 by and between Natural MicroSystems Corporation and State Street Bank and Trust Company.

                  4.3      Form of Global Note.

                  25.1 Form T-1 Statement of Eligibility of State Street Bank and Trust Company to act as trustee under the Indenture.

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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                               Natural MicroSystems Corporation


   October 12, 2000         By: /s/ Robert E. Hult
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                               Robert E. Hult
                               Senior Vice President of Finance and Operations, Chief Financial Officer and Treasurer